Exhibit 10.1

Amendment No. 8 to

Credit Agreement

This Amendment No. 8 to Credit Agreement (this “Amendment”) is entered into as of March 17, 2025, by and among OnDeck Receivables 2021, LLC, a Delaware limited liability company, as company (the “Borrower”), the lenders from time to time parties hereto (the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the Lenders (in such capacity, the “Administrative Agent”) and Deutsche Bank Trust Company Americas, as paying agent (in such capacity, the “Paying Agent”).

Recitals

Whereas, the Borrower has entered into that certain Credit Agreement, dated as of November 17, 2021, by and among the Borrower, the lenders, the Administrative Agent and the Paying Agent (as amended prior to the date hererof, by this Amendment and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

Whereas, in accordance with the terms of the Credit Agreement, the Borrower has requested, and the Required Lenders and Administrative Agent have agreed to, modify certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein.

Now, Therefore, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Agreement

1.
Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2.
Amendment to the Credit Agreement. Upon satisfaction of the conditions set forth in Section 3 hereof, the parties hereto hereby agree that Section 2 of Schedule 1.1(a) (Financial Covenants) to the Credit Agreement is hereby amended as follows (it being understood that the language which appears “struck out” has been deleted and language which appears as “bold and underlined” has been added):

2. Maximum Leverage Ratio. The Company shall ensure the Leverage Ratio of Enova, together with its Subsidiaries on a consolidated basis, shall not exceed 6.50 ~~3.50~~ to 1.00, measured as of the last day of each calendar quarter.

3.
Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)
receipt by the Administrative Agent of this Amendment, duly executed and delivered by the parties thereto, in form and substance acceptable to the Administrative Agent; and
(b)
the Borrower shall pay or caused to be paid all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and Lenders incurred in connection with this Amendment.

4.
Representations and Warranties of Borrower. Borrower hereby represents and warrants to the Administrative Agent, the Paying Agent and each Lender that:
(a)
The representations and warranties of Borrower contained in Section 4 of the Credit Agreement are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of such earlier date.
(b)
No Event of Default, Default or Early Amortization Event, or Servicer Default or any event that with the giving of notice of the lapse of time, or both, would constitute a Servicer Default has occurred and is continuing.
(c)
The Borrower (i) has all necessary power, authority and legal right to (A) execute and deliver this Amendment and (B) carry out the terms of this Amendment and the Credit Documents as amended hereby and (ii) has duly authorized by all necessary limited liability action action the execution, delivery and performance of this Amendment and the Credit Documents as amended hereby on the terms and conditions herein and therein provided.
(d)
All approvals, authorizations, consents, orders, licenses or other actions of any Person or of any Governmental Authority required for the due execution and delivery of this Amendment by the Borrower and performance by the Borrower of the Credit Agreement as amended hereby have been obtained.
(e)
The execution and delivery of this Amendment, the consummation of the transactions contemplated hereby and by the Credit Documents as amended hereby and the fulfillment of the terms hereof and thereof will not (i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without the giving of notice or lapse of time or both) a default under, the Organizational Documents or a default in any material respect under any Contractual Obligation of the Borrower, (ii) result in the creation or imposition of any Lien upon any of Borrower’s properties, or (iii) violate any Requirements of Law.
(f)
This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable Debtor Relief Laws and except as such enforceability may be limited by general principles of equity (whether considered in suit at law or in equity).
5.
Effect on the Credit Agreement, Ratification and Direction. (a) Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Credit Documents or constitute a course of conduct or dealing among the parties. The Administrative Agent, the Paying Agent and Lenders reserve all rights, privileges and remedies under the Credit Documents. The Credit Agreement, as hereby amended and all other Credit Documents to which the Borrower is a party are hereby ratified and re-affirmed by the Borrower in all respects and, except as set forth herein, shall remain unmodified and in full force and effect. All references in the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document.

(b) The relationship of the Administrative Agent and the Lenders, on the one hand, and the Borrower, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Amendment, any instrument, document or agreement delivered in connection herewith or in the Credit Agreement or any of the other Credit Documents shall be deemed or construed to create a fiduciary relationship between or among the parties.

(c) The Administrative Agent and the Lenders hereby direct the Paying Agent to execute this Amendment and acknowledge and agree that the Paying Agent will be fully protected in relying upon the foregoing direction.

6.
No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or any other Credit Document or an accord and satisfaction in regard thereto.
7.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that the Borrower may not assign or transfer any of its rights or obligations under this Amendment without the prior written consent of the Administrative Agent and Lenders.
8.
Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
9.
Incorporation of Credit Agreement. The provisions contained in Section 9.11 (Severability), Section 9.14 (APPLICABLE LAW), Section 9.15 (CONSENT TO JURISDICTION), Section 9.16 (WAIVER OF JURY TRIAL), Section 9.17 (Confidentiality) and Section 9.20 (Effectiveness) of the Credit Agreement are incorporated herein by this reference, mutatis mutandis.

remainder of page intentionally blank; signatures follow.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

ONDECK RECEIVABLES 2021, LLC,
as Company

By:

Name:

Title:

Amendment No. 8 to Credit Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent

By:

Name:

Title:

JPMORGAN CHASE BANK, N.A.,
as Class A Committed Lender

By:

Name:

Title:

Falcon Asset Funding LLC
as Class A Conduit Lender

By: JPMORGAN CHASE BANK, N.A.,

its attorney-in-fact

By:

Name:

Title:

Amendment No. 8 to Credit Agreement

JEFFERIES FUNDING LLC, as Class B Lender

By:

Name:

Title:

Amendment No. 8 to Credit Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Paying Agent

By:
Name:
Title:

By:
Name:
Title:

Amendment No. 8 to Credit Agreement